UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 11, 2021

T. Rowe Price Group, Inc.
(Exact name of registrant as specified in its charter)

Maryland	000-32191	52-2264646
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
100 East Pratt Street, Baltimore, Maryland 21202

(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (410) 345-2000

N/A
(Former Name of Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.20	TROW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12-2 of this chapter).
                                        Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

The annual meeting of our stockholders was held on May 11, 2021. The proxy statement and solicitation pertaining to this meeting were previously filed with the Commission on March 24, 2021. Shares eligible to vote were 227,453,209 at the record date of March 11, 2021.

The tabulation of votes for each proposal voted on by stockholders was as follows:

Proposal 1 - Election of Directors

Nominee	For	Against	Abstain	Broker Non-Vote
Mark S. Bartlett	149,501,353	10,946,016	162,794	31,783,148
Mary K. Bush	157,786,908	2,668,788	154,467	31,783,148
Dina Dublon	159,675,556	769,217	165,390	31,783,148
Dr. Freeman A. Hrabowski, III	158,343,323	1,423,726	843,114	31,783,148
Robert F. MacLellan	155,052,479	4,696,200	861,484	31,783,148
Olympia J. Snowe	158,506,196	1,948,831	155,136	31,783,148
Robert J. Stevens	159,366,385	1,067,299	176,479	31,783,148
William J. Stromberg	151,861,756	8,073,250	675,157	31,783,148
Richard R. Verma	159,665,807	780,061	164,295	31,783,148
Sandra S. Wijnberg	159,683,262	780,176	146,725	31,783,148
Alan D. Wilson	159,435,973	1,000,992	173,198	31,783,148

Proposal 2 - Advisory Vote on the Compensation Paid to Our Named Executive Officers

For	Against	Abstain	Broker Non-Vote
150,569,618	9,625,980	414,565	31,783,148

Proposal 3 - Ratification of the Appointment of KPMG LLP as Our Independent Registered Public Accounting Firm for 2020

For	Against	Abstain	Broker Non-Vote
186,333,494	5,828,742	231,075	—

Proposal 4 - Stockholder proposal requesting the preparation of a report on voting by our funds and portfolios on matters related to climate change

For	Against	Abstain	Broker Non-Vote
26,609,335	131,627,089	2,373,739	31,783,148

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
T. Rowe Price Group, Inc.
By: /s/ Céline S. Dufétel
Céline S. Dufétel
Vice President, Chief Operating Officer, Chief Financial Officer and Treasurer
Date: May 13, 2021